MAY 31, 2002

ANNUAL REPORT

INVESCO MONEY MARKET FUNDS, INC.

CASH RESERVES FUND

TAX-FREE MONEY FUND

U.S. GOVERNMENT MONEY FUND

"DURING THE LAST SIX MONTHS, THE MONEY MARKETS HAVE MOVED FROM A FALLING INTEREST RATE WORLD TO A STABLE ENVIRONMENT, WITH PROSPECTS OF FEDERAL RESERVE RATE HIKES LATER IN THE YEAR."
SEE PAGE 5

[INVESCO ICON] INVESCO(R)

FELLOW SHAREHOLDER:

[PHOTOGRAPH OF MARK H. WILLIAMSON OMITTED]

MONEY MARKET  INVESTMENTS FOR A  WELL-DIVERSIFIED  PORTFOLIO

Financial advisers have long emphasized the importance of a diversified portfolio, but this investment strategy has moved to center stage since the onset of the economic slowdown. Money market funds, of course, play a vital role in diversification, as evidenced by the past year's events. Indeed, these funds have served as attractive investments throughout the recent bouts of volatility challenging other areas of the securities markets.

I'd like to reiterate our approach to money market management by providing some insight into our different investment alternatives.

o CASH RESERVES FUND provides competitive current yields from a diversified portfolio of short- term obligations, as well as convenient access to your money through free check writing. (Checks subject to a minimum amount of $500.)

o TAX-FREE MONEY FUND helps you shelter earnings from federal taxes by investing in the debt obligations of states and municipalities. (Income may be subject to state and local taxes, as well as the federal Alternative Minimum Tax.)

o U.S. GOVERNMENT MONEY FUND is designed for investors who are primarily concerned with safeguarding their principal, and invests in securities backed by the federal government and its agencies. This fund offers the highest credit quality of all INVESCO money market alternatives.

o TREASURER'S MONEY MARKET RESERVE FUND and TREASURER'S TAX-EXEMPT RESERVE FUND provide potentially low-cost, higher-yield money market options for institutions and individuals with more than $100,000 to invest. The expense ratio of the two Treasurer's Funds is fixed at 0.25%, which is extremely competitive. (Treasurer's Tax-Exempt Reserve Fund income may be subject to state and local taxes, as well as the federal Alternative Minimum Tax.)

Remember, money market funds are not insured or guaranteed by the federal government, Federal Deposit Insurance Corporation or any other government agency. And, while the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Nonetheless, we believe these funds provide investors with a low-risk and increasingly convenient cash management tool that offers the potential for both flexibility and protection against market turbulence.

Sincerely,

 /s/ Mark H. Williamson
Mark H. Williamson
Chairman and CEO, INVESCO Funds Group, Inc.

"BY LEAVING RATES UNCHANGED AND MOVING TO A NEUTRAL BALANCE OF RISKS BETWEEN INFLATION AND ECONOMIC GROWTH, THE FED HAS SIGNALED THAT THEIR NEXT MOVE WILL BE TO BRIN GHTE TARGET FEDERAL FUNDS RATE TO A MORE NEUTRAL STANCE."

--SEE PAGE 5

TABLE OF CONTENTS

LETTER FROM THE CHAIRMAN..............................................1
MARKET HEADLINES......................................................3
AN INTERVIEW WITH LYMAN MISSIMER......................................5
INVESTMENT HOLDINGS...................................................7
FINANCIAL STATEMENTS.................................................15
NOTES TO FINANCIAL STATEMENTS........................................22
FINANCIAL HIGHLIGHTS.................................................25
OTHER INFORMATION....................................................31

FOR THE LATEST YIELD INFORMATION, CALL US AT 1-800-525-8085 OR VISIT OUR WEB SITE AT INVESCOFUNDS.COM.

MARKET HEADLINGS

"MARKET TONE IMPROVED DRAMATICALLY IN OCTOBER, AS THE SUCCESSFUL U.S. MILITARY ACTION IN AFGHANISTAN AND ANOTHER FED RATE CUT OFFSET THE CONCERN ACCOMPANYING A RASH OF ANTHRAX SCARES."

MARKET OVERVIEW:

JUNE 2001 THROUGH MAY 2002

Equity markets began the fiscal year on a negative note, as investors became increasingly concerned about the economy and the outlook for corporate earnings. These fears persisted despite the fact that the Federal Reserve was entrenched in an easing campaign that saw the central bank lower its target for the federal funds rate seven times from the beginning of January 2001 through the end of August.

But investors remained cautious despite the promise offered by the stimuli, as this downturn was led by depressed business spending and, consequently, was unlike previous slowdowns. Somewhat surprisingly, consumer spending remained strong despite the fact that corporate layoff announcements remained frequent and unemployment ticked higher. With investors feeling quite risk averse, bonds ranked among the best-performing asset classes, and value stocks, which are often considered relatively defensive, outperformed their growth counterparts.

By the end of the summer, however, data indicated that the Fed's tactics were beginning to result in some stabilization, and investors' tolerance for risk gradually improved.

Then came the horrific events of September 11. The stock market's unfavorable reaction to an uncertain environment is well known, and the attacks understandably heightened investors' wariness. Meanwhile, many businesses took an unexpected blow -- most notably airlines, insurers, and growth companies hurt by the sudden rotation into more defensive investments. As the country and its financial markets attempted to digest the unprecedented tragic events, the third quarter concluded as the worst three-month for stocks since the fall of 1987.

Bonds, on the other hand, were aided by investors' anxiety over the struggling stock market -- which spurred a flight to investments believed to be "safe havens." Among the beneficiaries of this trend were Treasuries, municipal bonds, and investment-grade corporate bonds. Some stocks in more defensive areas, such as health care and consumer staples, also managed to weather the downturn admirably.

Market tone improved dramatically in October, as the successful U.S. military action in Afghanistan and another Fed rate cut offset the concern accompanying a rash of anthrax scares. With confidence in our financial system and government growing by the day, stocks -- particularly growth and technology stocks -- rallied as investors recognized that the monetary and fiscal stimuli that had led to economic improvement just prior to the attacks were still in place. Over and above these encouraging measures, however, were increased government spending and lower energy prices, two new positive developments since the terrorist attacks.

As the fourth quarter progressed, market tone continued to improve as the allied forces enjoyed several quick and meaningful successes in the war on terrorism. Back home, positive statements from a number of companies suggesting they had started to see business activity increase also spurred investors to seek more aggressive investments. Meanwhile, the market's improving risk tolerance pressured bonds of higher credit quality, and the yield curve steepened as investors became more hopeful about the months ahead. The Fed continued its easing cycle, cutting interest rates once again in November.

Although the stock market's upswing lost momentum toward the end of 2001, optimism persisted as the year ended. Additional evidence that the economy had bottomed in September surfaced during December. Most notably, consumer confidence improved significantly, and the National Association of Purchasing Managers' report (renamed the Institute for Supply Management report in 2002) reached its highest level of 2001. The Fed implemented its final rate cut of the year -- the 11th of 2001 -- bringing the federal funds rate to a low of 1.75%.

But in negative news, influential energy trading giant Enron Corp announced bankruptcy as questionable accounting practices undermined its business and investor support. The Enron debacle proved to be injurious to the entire market in January, which began on a positive note and then fell prey to growing concerns over accounting methods in general.

Yet the stream of positive economic data continued. And, after a weak February, optimism about the economy and corporate earnings gained momentum in March. In this environment, the Federal Reserve shifted its monetary policy stance to a more neutral bias, igniting speculation over when tightening measures might be taken.

Unfortunately, all of March's stock gains were soon lost during the final two months of the period. Although first-quarter earnings reports generally met expectations, headlines detailing new accounting irregularities and a handful of high-profile earnings misses dampened investors' previously positive mood. On top of these negative developments, an uncertain geopolitical landscape subverted the market's confidence, as tensions continued to rise in the Middle East, while nuclear rivals India and Pakistan appeared at times to be on the brink of war. Closer to home, repeated warnings of potential terrorist threats also dogged the market's collective psyche.

Given the trials with which investors were forced to contend during the past 12 months, it's difficult to imagine that things could worsen. Consider that the market not only had to rationalize an unusual business-driven economic downturn, but it also wrestled with shaken confidence in corporate accounting standards, and even more disturbing, terrorism at home and war abroad.

Clearly, most of the questions surrounding the remainder of the year revolve around investor sentiment. With data showing the economy has started to stabilize and marginally improve, and with most corporations looking forward to favorable earnings comparisons during the second half, the fundamental outlook appears positive. The extent to which markets advance during the next 12 months will likely depend on investor sentiment and whether the market faces any negative exogenous developments.

FUND MANAGEMENT

[PHOTOGRAPH OF LYMAN MISSIMER OMITTED]

LYMAN MISSIMER, CFA
TEAM LEADER

U.S. GOVERNMENT MONEY FUND
CASH RESERVES FUND
TAX-FREE MONEY FUND

VICE PRESIDENT LYMAN MISSIMER III LEADS A TEAM OF MANAGERS FOR THE FUND. HE JOINED AIM CAPITAL MANAGEMENT, INC, WHICH IS THE SUB-ADVISOR FOR INVESCO'S MONEY MARKET PORTFOLIOS, IN 1995 AND HAS MORE THAN 20 YEARS OF INVESTING EXPERIENCE. LYMAN EARNED HIS BACHELOR'S DEGREE FROM DARTMOUTH COLLEGE AND AN M.B.A. FROM THE UNIVERSITY OF CHICAGO GRADUATE SCHOOL OF BUSINESS. HE IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER AND A MEMBER OF THE ASSOCIATION OF INVESTMENT MANAGEMENT RESEARCH.

QUESTIONS & ANSWERS

AN INTERVIEW WITH TEAM LEADER LYMAN MISSIMER

"THIS ECONOMIC CYCLE HAS BEEN UNUSUAL IN THAT THE RECESSION WAS ONLY FELT IN CERTAIN PARTS OF THE ECONOMY..."

HAVE INTEREST RATES BOTTOMED?

LYMAN, WHICH EVENTS AND FORCES HAD THE MOST IMPACT ON THE MONEY MARKETS DURING THE PAST YEAR?

LYMAN MISSIMER: During 2001, the Federal Reserve lowered the federal funds target, which is the benchmark rate for the money markets, 11 times to its lowest level in 40 years. The central bank launched this resolute campaign in response to slowing economic growth, weak worldwide equity markets, and eroding consumer confidence, which had plunged following the terrorist attacks on September 11.

WHAT IS YOUR VIEW ON THE CURRENT STATE OF THE U.S. ECONOMY?

LYMAN MISSIMER: The economy has started to expand after a shallow recession last year, according to the gross domestic product (GDP) numbers. The economy actually grew at a 1.7% rate during the fourth-quarter of 2001, while it expanded at a 5.6% pace during the first quarter of 2002. This economic cycle has been unusual in that the recession was only felt in certain parts of the economy, such as the manufacturing and travel sectors, while the housing and consumer sectors never experienced a downturn. The manufacturing sector has now bottomed and is slowly growing again. The stock market is looking for corporate profits to begin rising soon. Most observers expect GDP to grow in the 3% to 4 % range during the second quarter of 2002.

GIVEN THAT THE WORST OF THE ECONOMIC DOWNTURN APPEARS TO BE BEHIND US, WILL THE NEXT FED INTERVENTION BE TO RAISE RATES?

LYMAN MISSIMER: During the last six months, the money markets have moved from a falling interest rate world to a stable environment, with prospects of Federal Reserve rate hikes later in the year. When the Federal Open Market Committee
(FOMC) announced in late January that it would leave the federal funds target rate at 1.75%, it was an indication that the dramatic easing cycle of the previous 12 months was over. By leaving rates unchanged and moving to a neutral balance of risks between inflation and economic growth, the Fed has signaled that their next move will be to bring the target federal funds rate to a more neutral stance.

Now that the interest rate easing cycle is over, the market has begun the process of determining when the tightening might begin. These concerns will be reflected in the changing slope of the yield curve, which reflects market expectations for short-term rates over the next year.

However, the Fed has also indicated that it would like to wait until the economic recovery is more entrenched. And they apparently have time to wait, as current inflation remains quite low. But the Fed realizes it will need to raise rates at some point to dampen inflationary concerns.

HAS THE RISING PRICE OF GOLD AFFECTED THE MONEY MARKETS?

LYMAN MISSIMER: The price of gold has traditionally been an indicator of rising inflation. It can also provide a hedge when turmoil in the markets increases or the potential for international conflict rises. The price of gold has risen above $320 per ounce during the last six months, as concern has grown over the threat of further terrorist attacks and Middle East turmoil. Additionally, the markets are worried that the Fed may be slow to raise the federal funds target to combat inflation in the United States.

HOW ABOUT THE WEAKER DOLLAR?

LYMAN MISSIMER: The dollar has also weakened recently, which indicates that inflation may be more of a concern in the United States than in other countries. While not directly affecting rates in the money markets, the upward price movement in gold and the weaker dollar may force the Fed to raise rates more rapidly than the markets expect to help dampen inflationary expectations.

IF THE NEXT FED MOVE IS TO RAISE RATES, WHAT TACTICS CAN YOU EMPLOY TO CAPITALIZE ON THE CENTRAL BANK'S INTERVENTION?

LYMAN MISSIMER: We believe it is only a matter of time before the Fed lifts the federal funds target to a more neutral rate. While most Fed officials have commented that they have time to encourage the budding economic recovery through lower rates, they realize that if they wait too long, they will increase inflationary expectations. they embark on their tightening cycle, it is expected they will need to raise rates significantly. As we get nearer to the start of the tightening cycle, our portfolio management team will need to shorten the weighted average maturities (WAMs) of the portfolios and increase the cash position to more quickly reflect the new rate environment. As the curve shifts up to reflect higher rate expectations, it will make sense to purchase some higher yielding securities without extending the WAMs too much.

WHERE DO YOU SEE THE BEST NEAR-TERM OPPORTUNITIES FOR YOUR PORTFOLIOS?

LYMAN MISSIMER: While the Fed held rates steady at its FOMC meeting on June 26, market participants are currently expecting a tightening by late summer or early fall. We will continue to invest at levels above the current funds target of 1.75% and time our investments near the FOMC meetings, when we think the Fed could begin tightening. We will also look for floating-rate securities that will outperform in a rising rate environment. Because the credit cycle has still not bottomed, it is imperative that we invest in highly rated securities when investing out along the yield curve.

"....THE  FED  REALIZES  IT WILL  NEED TO RAISE  RATES AT SOME  POINT TO  DAMPEN
INFLATIONARY CONCERNS."

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO MONEY MARKET FUNDS, INC.
MAY 31, 2002

                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
-------------------------------------------------------------------------------------------------------
CASH RESERVES FUND
100.00 SHORT-TERM INVESTMENTS
32.10  US GOVERNMENT AGENCY OBLIGATIONS
       Federal Home Loan Bank, 6/3/2002
         (Amortized Cost $364,963,904)                       1.81    $  365,000,000    $   364,963,904
=======================================================================================================
2.55   CORPORATE BONDS -- DIVERSIFIED
         FINANCIAL SERVICES
       Morgan Stanley Dean Witter Discover & Co
          Sr Medium-Term Notes, F/VR, Series C
          2/21/2003 (Amortized Cost $29,042,630)             2.10        29,000,000         29,042,630
=======================================================================================================
37.77  COMMERCIAL PAPER
1.31   ASSET-BACKED SECURITIES--
         COMMERCIAL LOANS & LEASES
       Atlantis One Funding, 9/3/2002                        2.03        15,000,000         14,922,077
=======================================================================================================
7.51   ASSET BACKED SECURITIES--
         CONSUMER LOANS & LEASES
       FCAR Owner Trust, Series I, 10/7/2002                 1.94        30,000,000         29,797,066
       Stellar Funding Group
         6/3/2002                                            1.96        21,474,000         21,471,699
         6/10/2002                                           1.96        26,024,000         26,011,454
         8/28/2002                                           2.00         8,081,000          8,042,288
=======================================================================================================
                                                                                            85,322,507
2.20   ASSET BACKED SECURITIES--
         FULLY BACKED
       CXC Inc, 7/18/2002                                    1.83        25,000,000         24,941,141
=======================================================================================================
10.11  ASSET BACKED SECURITIES--
         MULTI-PURPOSE
       Charta Corp, 7/8/2002                                 1.91        19,000,000         18,963,384
       Corporate Receivables, 7/18/2002                      1.91        22,000,000         21,946,144
       Edison Asset Securitization LLC
         10/2/2002                                           1.95        25,000,000         24,836,629
         10/7/2002                                           2.15        25,000,000         24,812,842
       Preferred Receivables Funding, 6/18/2002              1.96         9,455,000          9,446,392
       Receivables Capital, 7/17/2002                        1.83        15,000,000         14,965,486
=======================================================================================================
                                                                                           114,970,877
5.41   ASSET BACKED SECURITIES--
         TRADE RECEIVABLES
       Thunder Bay Funding
         8/7/2002                                            1.84         6,972,000          6,948,513
         8/15/2002                                           1.84        14,686,000         14,630,599
       Tulip Funding, 6/14/2002                              1.95        40,000,000         39,972,295
=======================================================================================================
                                                                                            61,551,407
4.38   CONSUMER FINANCE
       General Electric Capital Services, 8/1/2002           1.98        50,000,000         49,834,847
=======================================================================================================

                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
-------------------------------------------------------------------------------------------------------

2.20   INVESTMENT ADVISER/BROKER DEALER
          SERVICES
       Credit Suisse First Boston, 6/18/2002                 1.97    $   25,000,000    $    24,977,123
=======================================================================================================
2.01   INVESTMENT BANKS
       Lehman Brothers Holdings, 6/14/2002                   1.96        22,910,000         22,894,048
=======================================================================================================
2.64   OIL & GAS EQUIPMENT & SERVICES
       Schlumberger Technology, 6/5/2002                     1.93        30,000,000         29,993,672
=======================================================================================================
         TOTAL COMMERCIAL PAPER
           (Amortized Cost $429,407,699)                                                   429,407,699
=======================================================================================================
1.76   CERTIFICATES OF DEPOSIT - DIVERSIFIED
         FINANCIAL SERVICES
       BNP Paribas, 9/27/2002
         (Cost $20,000,000)                                  2.00        20,000,000         20,000,000
=======================================================================================================
3.52   PROMISSORY NOTES - DIVERSIFIED
         FINANCIAL SERVICES
       Goldman Sachs Group, F/VR, 2/28/2003(d)
        (Cost $40,000,000)                                   2.02        40,000,000         40,000,000
=======================================================================================================
22.30  REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 5/31/2002 due 6/3/2002 at 1.800%,
         repurchased at $47,007,050 (Collateralized by
         Fannie Mae, Benchmark Notes, due 11/17/2011
         at 5.000%, value $47,770,444)                                   47,000,000         47,000,000
       Repurchase Agreement with State Street
         dated 5/31/2002 due 6/3/2002 at 1.800%,
         repurchased at $141,021,150 (Collateralized by
         Fannie Mae, Benchmark Notes, Series B, due
         1/15/2010 at 7.250%, value $143,586,588)                       141,000,000        141,000,000
       Repurchase Agreement with State Street
         dated 5/31/2002 due 6/3/2002 at 1.800%,
         repurchased at $18,608,350 (Collateralized by
         Fannie Mae, Notes, due 5/12/2004 at 3.750%,
         value $18,963,168)                                              18,605,559         18,605,559
       Repurchase Agreement with State Street
         dated 5/31/2002 due 6/3/2002 at 1.800%,
         repurchased at $47,007,050 (Collateralized by
         Freddie Mac, Notes, due 6/15/2011 at
         6.000%, value $47,861,710)                                      47,000,000         47,000,000
=======================================================================================================
         TOTAL REPURCHASE AGREEMENTS
          (Cost $253,605,559)                                                              253,605,559
=======================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Amortized Cost $1,137,019,792)(a)                                              $ 1,137,019,792
=======================================================================================================
                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
-------------------------------------------------------------------------------------------------------
TAX-FREE MONEY FUND
100.00 SHORT-TERM INVESTMENTS
99.45  MUNICIPAL NOTES(b)
7.06   ALABAMA
       Birmingham Med Clinic Brd, Alabama
         (LOC - AmSouth Bank), AR, Med Clinic Rev,
         UAHSF Series 1991, 12/1/2026                        1.55    $    2,300,000    $     2,300,000
=======================================================================================================
1.46   ARIZONA
       Arizona Hlth Facils Auth (Arizona Vol Hosp Fedn
         Pooled Ln Prog) (FGIC Insured), AR Mode Bonds,
         1985 Series A, 10/1/2015                            1.40           475,000    $       475,000
=======================================================================================================
2.69   COLORADO
       Colorado Edl & Cultural Facils Auth (Naropa
         Univ Proj) (LOC - Wells Fargo Bank), VRD, Rev,
         Series 1999, 11/1/2024                              1.40           375,000            375,000
       Colorado Student Ln Oblig Auth (AMBAC Insured),
         AR, Sr Lien Student Ln Rev, 1999 Series A-1,
         9/1/2002                                            1.45           300,000            300,000
       Widefield School Dist #3, Colorado (El Paso Cnty)
         (FSA Insured), FR, Gen Oblig, Ref, Series 2002,
         12/15/2002                                          1.90           200,000            201,700
=======================================================================================================
                                                                                               876,700
0.74   CONNECTICUT
       Cromwell Fire Dist, Connecticut (FSA Insured),
         FR, Gen Oblig Ref, Issue 2002, 11/1/2002            2.00           240,000            240,988
=======================================================================================================
1.09   DISTRICT OF COLUMBIA
       District of Columbia, Washington (American Univ
         Issue) (AMBAC Insured), VRD, Rev, Series
         1985, 10/1/2015                                     1.45           355,000            355,000
=======================================================================================================
5.61   FLORIDA
       Florida Edl Facils Auth (Miami-Dade Cnty)
         (Carlos Albizu Univ Proj) (LOC - Bank of America),
         VR, Rev, Series 2000, 12/1/2025                     1.50         1,700,000          1,700,000
       Jacksonville Elec Auth, Florida (Scherer 4 Proj),
         FR, Bulk Pwr Supply System Rev, Ref Issue,
         Series 1993 A, 10/1/2021                            1.75           125,000            127,681
=======================================================================================================
                                                                                             1,827,681
14.94  GEORGIA
       DeKalb Cnty Hosp Auth, Georgia (DeKalb Med Ctr
         Proj) (LOC - SunTrust Bank), AR, RAC
          Series 1993B, 9/1/2009                             1.45           880,000            880,000
          Series 1999A, 12/1/2024                            1.45         1,000,000          1,000,000
       Floyd Cnty Dev Auth, Georgia (Shorter College
         Proj) (LOC - SunTrust Bank), AR, Rev,
         Series 1998, 6/1/2017                               1.55           500,000            500,000
       Fulton Cnty Hsg Auth, Georgia (Champions
         Green - Saratoga Apts Proj) (LOC - SouthTrust
         Bank), VR, Multifamily Hsg Rev Ref, Series 1996,
         10/1/2025                                           1.40         1,200,000          1,200,000
                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
-------------------------------------------------------------------------------------------------------
       Macon-Bibb Cnty Hosp Auth, Georgia (Med Ctr
         Cent Georgia) (LOC - SunTrust Bank),
         AR, RAC, Series 1994, 4/1/2007                      1.45    $      790,000    $       790,000
       Savannah Econ Dev Auth, Georgia (Home Depot
         Proj) (LOC - SunTrust Bank), AR, Exmp Facil Rev,
         Series 1995B, 8/1/2025                              1.50           500,000            500,000
=======================================================================================================
                                                                                             4,870,000
12.55  ILLINOIS
       Illinois Dev Fin Auth (Inst Gas Technology Proj)
         (LOC - Harris Trust & Svgs Bank), VRD, IDR,
         Series 1999, 9/1/2024                               1.45         2,500,000          2,500,000
       Illinois Dev Fin Auth (Kindlon Partners Proj)
         (LOC - LaSalle Natl Bank), VR, Indl Proj Rev,
         Series 1991, 5/1/2006                               1.48           300,000            300,000
       Illinois Dev Fin Auth (6 West Hubbard Street Proj)
         (LOC - LaSalle Natl Bank), F/FR, IDR,
         Series 1986, 12/1/2016                              1.75           790,000            790,000
       Illinois Edl Facils Auth (Natl-Louis Univ)
         (LOC - American Natl Bank & Trust), VRD,
         Rev, Series 1999A, 6/1/2029                         1.40           500,000            500,000
=======================================================================================================
                                                                                             4,090,000
3.93   INDIANA
       Chesterton, Indiana (Storm Wtr Dist), FR,
         Special Rev, Series 1992, 12/1/2009                 1.70           250,000            263,477
       Indiana Hlth Facil Fing Auth (Methodist Hosps),
         FR, Hosp Rev Ref, Series 1992, 9/15/2009            1.70           500,000            517,158
       Newton Cnty, Indiana (Intec Group Proj)
         (LOC - LaSalle Natl Bank), A/FR, Econ Dev Rev,
         Series 1994, 9/1/2010                               1.48           500,000            500,000
=======================================================================================================
                                                                                             1,280,635
0.58   KENTUCKY
       Owensboro, Kentucky (AMBAC Insured),
         FR, Gen Oblig, Pub Proj Ref & Impt,
         Series 2002B, 9/1/2002                              1.60           190,000            190,657
=======================================================================================================
0.46   MASSACHUSETTS
       Barre, Massachusetts (FGIC Insured), FR,
         Gen Oblig, 8/1/2002                                 2.09           150,000            150,592
=======================================================================================================
3.89   MISSOURI
       Boone Cnty, Missouri (Boone Hosp Ctr Proj)
         (LOC - Firstar Bank), VR, Hosp Rev,
         Series 2000C, 8/15/2020                             1.50           300,000            300,000
       Missouri Hlth & Edl Facils Auth (Washington Univ),
         VRD, Edl Facils Rev, Series 2000C, 3/1/2040         1.50           600,000            600,000
       Southeast Missouri Univ (MBIA Insured), FR,
         Hsg System Ref & Impt Rev, Series 1993, 4/1/2021    1.86           350,000            368,422
=======================================================================================================
                                                                                             1,268,422

                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
-------------------------------------------------------------------------------------------------------

3.68   NEW YORK
       Monroe Cnty Indl Dev Agency, New York (Ron Link
         Proj) (LOC - LaSalle Natl Bank), VR, IDR,
         Series 1996, 7/1/2013                               1.68    $    1,200,000    $     1,200,000
=======================================================================================================
4.91   NORTH CAROLINA
       Durham, North Carolina (LOC - Wachovia Bank),
         AR, Pub Impt Rev, Series 1993, 2/1/2010             1.45           600,000            600,000
       North Carolina Edl Facils Fin Agency (Elon College)
         (LOC - Bank of America), VR, Rev, Series 1998,
         1/1/2021                                            1.40           900,000            900,000
       Wake Cnty, North Carolina, FR, Gen Oblig, Pub
         Impt Rev, Series 1998, 3/1/2003                     1.80           100,000            101,992
=======================================================================================================
                                                                                             1,601,992
2.15   OHIO
       Butler Cnty, Ohio (Knolls of Oxford Proj)
         (LOC - Firstar Bank), ARD, Healthcare Facils
         Rev, Series 1999, 3/1/2029                          1.26           200,000            200,000
       Summit Cnty, Ohio (Akron Goodwill Inds Proj)
         (LOC - Bank One), ARD, Rev, Series 2000,
         12/1/2029                                           1.45           500,000            500,000
=======================================================================================================
                                                                                               700,000
2.16   OKLAHOMA
       Oklahoma Cap Impt Auth (MBIA Insured), FR,
         State Hwy Cap Impt Rev, Series 1998, 6/1/2002       2.50           100,000            100,000
       Oklahoma Tpk Auth (MBIA Insured), FR, Tpk
         System First Sr Rev, Series 1992D, 1/1/2020         2.26           115,000            117,651
       Tulsa Indl Auth, Oklahoma (Univ of Tulsa)
         (MBIA Insured), AR, Rev & Ref, Series 1996B,
         10/1/2026                                           1.45           485,000            485,000
=======================================================================================================
                                                                                               702,651
1.35   PENNSYLVANIA
       East Hempfield Township, Pennsylvania
         (Lancaster Cnty) (FSA Insured), FR, Gen Oblig,
         Series 2002, 11/1/2002                              1.80           440,000            440,360
=======================================================================================================
1.32   SOUTH CAROLINA
       Anderson Cnty, South Carolina (Belton Inds Proj)
         (LOC - Bank of America), AR, Indl Rev,
         Series 1991A, 7/1/2004                              1.60           250,000            250,000
       North Charleston Swr Dist, South Carolina, (FSA
         Insured), FR, Rev Ref, Series 2002, 7/1/2002        1.72           180,000            180,263
=======================================================================================================
                                                                                               430,263
10.74  TENNESSEE
       Hamilton Cnty Indl Dev Brd, Tennessee
         (LOC - Mellon Bank), AR, IDR Ref,
          (Trade Ctr Hotel Assoc #1, LP Proj), Series
             1998A, 9/1/2016                                 1.50         1,500,000          1,500,000
          (Trade Ctr Hotel Assoc #2, LP Proj), Series
             1998B, 9/1/2016                                 1.50         1,000,000          1,000,000

                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
-------------------------------------------------------------------------------------------------------

       Sevier Cnty Pub Bldg Auth, Tennessee (AMBAC
         Insured), VR, Loc Govt Pub Impt,
         Series IV-J-1, 6/1/2028                             1.70    $    1,000,000    $     1,000,000
=======================================================================================================
                                                                                             3,500,000
2.66   TEXAS
       Bexar Cnty, Texas (Southwest Methodist Hosp)
         (AMBAC Insured), FR, Hlth Facils Dev Hosp
         Rev Ref, 11/1/2018                                  1.95           105,000            108,944
       New Braunfels Indpt School Dist, Texas (Comal
         Cnty) (PSFG Insured), FR, Unltd Tax School
         Bldg Rev, Series 2001A, 8/1/2002                    2.63           375,000            375,840
       Northwest Indpt School Dist, Texas (Denton,
         Tarrant & Wise Cntys) (PSFG Insured), FR,
         Unltd Tax School Bldg Rev, Series 2001,
         8/15/2002                                           2.55           200,000            200,989
       Pflugerville Indpt School Dist, Texas (Travis Cnty)
         (PSFG Insured), FR, Unltd Tax School
         Bldg & Ref Rev, Series 1999, 8/15/2002              2.56           180,000            180,704
=======================================================================================================
                                                                                               866,477
2.00   UTAH
       Tremonton, Utah (Box Eldon Cnty) (La-Z-Boy
         Chair Proj) (LOC - Bank One), VRD, IDR,
         Series 1990, 6/1/2026                               1.50           300,000            300,000
       Utah, FR, Gen Oblig, Bldg Rev, Series 1997A,
         7/1/2002                                            2.30           350,000            350,908
=======================================================================================================
                                                                                               650,908
1.15   VIRGINIA
       Stafford Cnty Indl Dev Auth, Virginia
         (Safeway Inc Proj) (LOC - Bankers Trust),
         AR, IDR Ref, Series 1993, 6/1/2003                  1.75           375,000            375,000
=======================================================================================================
12.33  WISCONSIN
       La Crosse, Wisconsin (First La Crosse Pptys Proj)
         (LOC - US Bank), VR, IDR Ref, Series 1992,
         10/1/2002                                           1.45           710,000            710,000
       Wisconsin Hlth & Edl Facils Auth (Gundersen
         Lutheran) (FSA Insured), AR, ADR, Series 2000A,
         12/1/2015                                           1.55         1,000,000          1,000,000
       Wisconsin Hlth & Edl Facils Auth (Sinai Samaritan
         Med Ctr) (LOC - Marshall & Isley Bank), AR,
         Put Opt Rev, Series 1994A, 9/1/2019                 1.50         2,308,000          2,308,000
=======================================================================================================
                                                                                             4,018,000
       TOTAL MUNICIPAL NOTES
       (Amortized Cost $32,411,326)                                                         32,411,326
=======================================================================================================
0.55   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 5/31/2002 due 6/3/2002 at 1.800%,
         repurchased at $179,280 (Collateralized by
         Federal Home Loan Bank Notes, due 12/5/2002
         at 2.160%, value $186,976) (Cost $179,253)                         179,253            179,253
=======================================================================================================

                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
-------------------------------------------------------------------------------------------------------

100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Amortized Cost $32,590,579)(a)                                                 $    32,590,579
========================================================================================================

U. S.  GOVERNMENT MONEY FUND
100.00 SHORT-TERM INVESTMENTS
87.92  US GOVERNMENT AGENCY OBLIGATIONS
       Fannie Mae
         6/26/2002                                           1.90    $    5,000,000    $     4,993,520
         10/16/2002                                          2.01         1,000,000            992,526
       Federal Farm Credit Bank, 5/1/2003                    2.67         1,000,000          1,000,000
       Federal Home Loan Bank
         6/3/2002                                            1.81        35,000,000         34,996,539
         9/25/2002                                           2.00         1,000,000          1,012,006
         12/27/2002                                          2.35         1,000,000          1,000,565
       Federal Home Loan Bank, F/VR
         Series 300, 9/15/2003(b)                            1.79         5,000,000          4,996,785
       Freddie Mac
         8/16/2002                                           2.08         4,480,000          4,460,728
         9/12/2002                                           2.13         3,600,000          3,578,458
         9/20/2002                                           2.02           500,000            496,954
       Overseas Private Investment, Gtd Participation
         Certificates, VR,
           Series 2000-044A, 5/15/2015(b)                    1.79         5,700,000          5,700,000
           Series 2000-044A3, 4/1/2014(b)                    1.79         3,000,000          3,000,000
=======================================================================================================
         TOTAL US GOVERNMENT AGENCY OBLIGATIONS
           (Amortized Cost $66,228,081)                                                     66,228,081
=======================================================================================================
12.08  REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 5/31/2002 due 6/3/2002 at 1.800%
         repurchased at $9,097,731 (Collateralized by
         Fannie Mae, Benchmark Notes, due 8/15/2004
         at 6.500%, value $9,306,666) (Cost $9,096,367)                   9,096,367          9,096,367
=======================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Amortized Cost $75,324,448)(a)                                                 $    75,324,448
=======================================================================================================

The following acronyms may be used in security descriptions:

A/FR(c)  --    Adjustable/Fixed Rate
ADR(c)   --    Adjustable Demand Revenue
AMBAC    --    American Municipal Bond Assurance Corporation
AR(c)    --    Adjustable Rate
ARD(c)   --    Adjustable Rate Demand
FGIC     --    Financial Guaranty Insurance Company
F/FR(c)  --    Floating/Fixed Rate
FR       --    Fixed Rate
FSA      --    Financial Security Assurance
F/VR(c)  --    Floating/Variable Rate
IDR      --    Industrial Development Revenue
LOC      --    Letter of Credit
MBIA     --    Municipal Bond Investors Assurance Corporation
PSFG     --    Permanent School Fund Guarantee Program
RAC      --    Revenue Anticipation Certificates
UAHSF    --    University of Alabama Health Services Foundation
VR(c)    --    Variable Rate
VRD(c)   --    Variable Rate Demand

(a)  Also represents cost of investments for income tax purposes.

(b) All securities with a maturity date greater than one year have either a variable rate, demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

(c)  Rate is subject to change. Rate shown reflects current rate.

(d)  The following is a restricted security at May 31, 2002:

SCHEDULE OF RESTRICTED AND ILLIQUID
  SECURITIES

                                                                        VALUE AS
                                 ACQUISITION        ACQUISITION             % OF
DESCRIPTION                             DATE               COST       NET ASSETS
--------------------------------------------------------------------------------
CASH RESERVES FUND
Goldman Sachs Group, F/VR
  2/28/2003                           3/1/02    $    40,000,000            3.40%
================================================================================

See Notes to Financial Statements

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
INVESCO MONEY MARKET FUNDS, INC.
MAY 31, 2002

                                                    CASH               TAX-FREE
                                                RESERVES                  MONEY
                                                    FUND                   FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                             $ 1,137,019,792           $ 32,590,579
================================================================================
  At Value(a)                            $ 1,137,019,792           $ 32,590,579
Receivables:
  Fund Shares Sold                            96,424,475                 28,430
  Interest                                       203,614                101,138
Prepaid Expenses and Other Assets                181,081                 28,468
================================================================================
TOTAL ASSETS                               1,233,828,962             32,748,615
================================================================================
LIABILITIES
Payables:
  Custodian                                        2,020                     17
  Distributions to Shareholders                   79,033                  3,245
  Investment Securities Purchased             29,066,341                375,000
  Fund Shares Repurchased                     28,299,584                215,469
Accrued Distribution Expenses
  Class A                                            196                     --
  Class B                                            347                     --
  Class C                                         34,473                     --
Accrued Expenses and Other Payables              160,152                 17,384
================================================================================
TOTAL LIABILITIES                             57,642,146                611,115
================================================================================
NET ASSETS AT VALUE, Applicable to Shares
  Outstanding                            $ 1,176,186,816           $ 32,137,500
================================================================================
NET ASSETS AT VALUE:
  Investor Class                         $ 1,121,981,305           $ 32,137,500
================================================================================
  Class A                                $     1,563,902                     --
================================================================================
  Class B                                $       408,686                     --
================================================================================
  Class C                                $    52,232,923                     --
================================================================================
Shares Outstanding(b)
  Investor Class                           1,121,981,305             32,137,500
  Class A                                      1,563,902                     --
  Class B                                        408,686                     --
  Class C                                     52,232,923                     --
================================================================================
NET ASSET VALUE, Offering and Redemption
 Price per Share
   Investor Class                        $          1.00           $       1.00
   Class A                               $          1.00                     --
   Class B                               $          1.00                     --
   Class C                               $          1.00                     --
================================================================================

(a) Investment securities at cost and value at May 31, 2002 include repurchase agreements of $253,605,559 and $179,253 for Cash Reserves and Tax-Free Money Funds, respectively.

(b) The INVESCO Money Market Funds, Inc. have 20 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 18.8 billion have been allocated to Cash Reserves Fund and 500 million to Tax-Free Money
     Fund: 4.7 billion to each class of Cash Reserves Fund and 500 million to Tax-Free Money Fund - Investor Class. Paid-in capital was $1,176,186,816 and $32,137,500 for Cash Reserves and Tax-Free Money Funds, respectively.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO MONEY MARKET FUNDS, INC.
MAY 31, 2002

                                                                U.S. GOVERNMENT
                                                                          MONEY
                                                                           FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                      $  75,324,448
================================================================================
  At Value(a)                                                     $  75,324,448
Receivables:
  Fund Shares Sold                                                      530,680
  Interest                                                               60,076
Prepaid Expenses and Other Assets                                        37,734
================================================================================
TOTAL ASSETS                                                         75,952,938
================================================================================
LIABILITIES
Payables:
  Custodian                                                                  36
  Distributions to Shareholders                                           2,220
  Fund Shares Repurchased                                               208,421
Accrued Expenses and Other Payables                                      22,040
================================================================================
TOTAL LIABILITIES                                                       232,717
================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding             $   75,720,221
================================================================================
Shares Outstanding(b)                                                75,720,221
================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share          $        1.00
================================================================================

(a) Investment securities at cost and value at May 31, 2002 includes a repurchase agreement of $9,096,367.

(b) INVESCO Money Market Funds, Inc. have 20 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 500 million have been allocated to U.S. Government Money Fund - Investor Class. Paid-in capital for U.S. Government Money Fund was $75,720,221.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO MONEY MARKET FUNDS, INC.
YEAR ENDED MAY 31, 2002

                                                    CASH               TAX-FREE
                                                RESERVES                  MONEY
                                                    FUND                   FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INTEREST INCOME                            $  27,021,018             $  706,197
================================================================================
EXPENSES
Investment Advisory Fees                       3,950,226                172,257
Distribution Expenses - Class A                    1,196                     --
Distribution Expenses - Class B                    3,761                     --
Distribution Expenses - Class C                  405,885                     --
Transfer Agent Fees - Investor Class           3,231,115                106,675
Transfer Agent Fees - Class A                        783                     --
Transfer Agent Fees - Class B                        387                     --
Transfer Agent Fees - Class C                    131,786                     --
Administrative Services Fees                     482,534                 25,503
Custodian Fees and Expenses                      123,789                  9,140
Directors' Fees and Expenses                      40,791                 10,674
Professional Fees and Expenses                    58,270                 22,034
Registration Fees and Expenses - Investor Class  117,054                 21,631
Reports to Shareholders                          396,586                 14,099
Other Expenses                                    36,770                 11,739
================================================================================
  TOTAL EXPENSES                               8,980,933                393,752
  Fees and Expenses Absorbed/Reimbursed by
    Investment Adviser
     Investor Class                                    0               (102,636)
     Class A                                        (214)                    --
     Class B                                        (476)                    --
     Class C                                    (134,219)                    --
  Fees and Expenses Paid Indirectly              (50,350)                   (84)
================================================================================
     NET EXPENSES                              8,795,674                291,032
================================================================================
NET INVESTMENT INCOME AND NET INCREASE IN
  NET ASSETS FROM OPERATIONS               $  18,225,344             $  415,165
================================================================================

See Notes to Financial Statements

INVESCO MONEY MARKET FUNDS, INC.
YEAR ENDED MAY 31, 2002

                                                                U.S. GOVERNMENT
                                                                          MONEY
                                                                           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INTEREST INCOME                                                    $  2,339,532
================================================================================
EXPENSES
Investment Advisory Fees                                                468,392
Transfer Agent Fees                                                     328,425
Administrative Services Fees                                             52,155
Custodian Fees and Expenses                                              13,172
Directors' Fees and Expenses                                             12,729
Professional Fees and Expenses                                           16,024
Registration Fees and Expenses                                           27,484
Reports to Shareholders                                                  45,911
Other Expenses                                                            4,346
================================================================================
  TOTAL EXPENSES                                                        968,638
  Fees and Expenses Absorbed by Investment Adviser                     (169,560)
================================================================================
     NET EXPENSES                                                       799,078
================================================================================
NET INVESTMENT INCOME AND NET INCREASE IN
  NET ASSETS FROM OPERATIONS                                       $   1,540,454
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
CASH RESERVES FUND

                                                                                 YEAR ENDED MAY 31
-------------------------------------------------------------------------------------------------------
                                                                            2002                  2001
                                                                                               (Note 1)
OPERATIONS AND DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income Earned and Distributed to Shareholders
  Investor Class                                                $     17,796,534      $     44,414,305
  Class A                                                                  4,839                 1,572
  Class B                                                                  3,283                   518
  Class C                                                                420,688               589,444
=======================================================================================================
                                                                $     18,225,344      $     45,005,839
=======================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                                $ 23,212,451,413      $ 11,433,835,042
  Class A                                                              3,356,987               452,647
  Class B                                                                594,915                67,999
  Class C                                                          2,598,809,105           657,716,539
Reinvestment of Distributions
  Investor Class                                                      14,770,191            39,232,230
  Class A                                                                  4,551                   933
  Class B                                                                  3,065                   449
  Class C                                                                162,324               342,247
=======================================================================================================
                                                                  25,830,152,551        12,131,648,086
Amounts Paid for Repurchases of Shares
  Investor Class                                                 (22,985,728,920)      (11,504,713,776)
  Class A                                                             (1,798,690)             (452,526)
  Class B                                                               (252,742)               (5,000)
  Class C                                                         (2,561,512,041)         (647,471,733)
=======================================================================================================
                                                                 (25,549,292,393)      (12,152,643,035)
NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                            280,860,158           (20,994,949)
NET ASSETS
Beginning of Period                                                  895,326,658           916,321,607
========================================================================================================
End of Period                                                   $  1,176,186,816      $    895,326,658
========================================================================================================

--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                                  23,212,451,413        11,433,835,042
  Class A                                                              3,356,987               452,647
  Class B                                                                594,915                67,999
  Class C                                                          2,598,809,105           657,716,539
Shares Issued from Reinvestment of Distributions
  Investor Class                                                      14,770,191            39,232,230
  Class A                                                                  4,551                   933
  Class B                                                                  3,065                   449
  Class C                                                                162,324               342,247
========================================================================================================
                                                                  25,830,152,551        12,131,648,086
Shares Repurchased
  Investor Class                                                 (22,985,728,920)      (11,504,713,776)
  Class A                                                             (1,798,690)             (452,526)
  Class B                                                               (252,742)               (5,000)
  Class C                                                         (2,561,512,041)         (647,471,733)
========================================================================================================
                                                                 (25,549,292,393)      (12,152,643,035)
NET INCREASE (DECREASE) IN FUND SHARES                               280,860,158           (20,994,949)
========================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
TAX-FREE MONEY FUND

                                                                                 YEAR ENDED MAY 31
-------------------------------------------------------------------------------------------------------
                                                                            2002                  2001


OPERATIONS AND DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income Earned and
  Distributed to Shareholders                                   $        415,165      $      1,171,389
=======================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                   $     75,518,443      $    151,070,817
Reinvestment of Distributions                                            380,240             1,070,906
=======================================================================================================
                                                                      75,898,683           152,141,723
Amounts Paid for Repurchases of Shares                               (79,815,841)         (156,483,441)
=======================================================================================================
NET DECREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                             (3,917,158)           (4,341,718)
NET ASSETS
Beginning of Period                                                   36,054,658            40,396,376
=======================================================================================================
End of Period                                                   $     32,137,500      $     36,054,658
=======================================================================================================

-------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                                           75,518,443           151,070,817
Shares Issued from Reinvestment of Distributions                         380,240             1,070,906
=======================================================================================================
                                                                      75,898,683           152,141,723
Shares Repurchased                                                   (79,815,841)         (156,483,441)
=======================================================================================================
NET DECREASE IN FUND SHARES                                           (3,917,158)           (4,341,718)
=======================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
U.S. GOVERNMENT MONEY FUND

                                                                                 YEAR ENDED MAY 31
-------------------------------------------------------------------------------------------------------
                                                                            2002                  2001

OPERATIONS AND DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income Earned and
  Distributed to Shareholders                                   $      1,540,454      $      3,961,329
=======================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                   $  1,448,716,464      $    382,088,610
Reinvestment of Distributions                                          1,454,825             3,658,685
=======================================================================================================
                                                                   1,450,171,289           385,747,295
Amounts Paid for Repurchases of Shares                            (1,449,830,999)         (396,427,751)
=======================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                                           340,290           (10,680,456)
NET ASSETS
Beginning of Period                                                   75,379,931            86,060,387
=======================================================================================================
End of Period                                                   $     75,720,221      $     75,379,931
=======================================================================================================

-------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                                        1,448,716,464           382,088,610
Shares Issued from Reinvestment of Distributions                       1,454,825             3,658,685
=======================================================================================================
                                                                   1,450,171,289           385,747,295
Shares Repurchased                                                (1,449,830,999)         (396,427,751)
=======================================================================================================
NET INCREASE (DECREASE) IN FUND SHARES                                   340,290           (10,680,456)
=======================================================================================================

See Notes to Financial Statements

 NOTES TO FINANCIAL STATEMENTS


INVESCO MONEY MARKET FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Money Market Funds, Inc. is incorporated in Maryland and presently consists of three separate funds: Cash Reserves Fund, Tax-Free Money Fund and U.S. Government Money Fund (individually the "Fund" and collectively, the "Funds"). The investment objectives of the Funds are: to seek a high level of current income for Cash Reserves Fund; to seek a high level of current income exempt from federal income taxation for Tax-Free Money Fund; and to seek current income by investing only in debt obligations issued or guaranteed by the U.S. Government or its agencies for U.S. Government Money Fund. INVESCO Money Market Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

Effective August 25, 2000, Cash Reserves Fund began offering two additional classes of shares, referred to as Class A and Class B shares. Class A and Class B shares are not appropriate for direct investment. Class A and Class B shares are for exchange only from other INVESCO Funds' Class A and Class B shares.
Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A, Class B and Class C shares are subject to a contingent deferred sales charge paid by the redeeming shareholder. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions.

Effective April 1, 2002, the Investor Class shares will be offered only to grandfathered investors who have established and maintained an account in any of the funds managed and distributed by INVESCO Funds Group, Inc. ("IFG") in Investor Class shares prior to April 1, 2002.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Securities held by the Funds are valued at their market value determined by the amortized cost method of valuation. If management believes that such valuation does not reflect the securities' fair value, these securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's board of directors.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. The Fund amortizes discounts or premiums paid on purchases of securities to the earliest put, call date or maturity date. Cost is determined on the specific identification basis.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- All of the Fund's net investment income is distributed to shareholders by dividends declared daily and paid monthly. Such dividends are automatically reinvested at the month-end net asset value, unless the shareholder requests a cash payment.

E. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. Dividends paid by the Fund from net investment income are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the distributions paid by Tax-Free Money Fund for the year ended May 31, 2002, 98.70% were exempt from federal income taxes.

F. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.50% on the first $300 million of average net assets; reduced to 0.40% on the next $200 million of average net assets; and 0.30% on average net assets in excess of $500 million.

Effective March 1, 2002, a sub-advisory agreement between IFG and AIM Capital Management, Inc. ("AIM"), affiliated with IFG, provides that investment decisions of the Funds are made by AIM. Fees for such sub-advisory services are paid by IFG.

A master distribution plan and agreement for Cash Reserves Fund Classes A, B & C shares pursuant to Rule 12b-1 of the Act (the "Plans") provides for compensation of certain promotional and other sales related costs to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG. Class A shares of the Fund pay compensation to IDI at a rate of 0.35% of annual average net assets. Class B and Class C shares of the Fund pay compensation to IDI at a rate of 1.00% of annual average net assets. Of these amounts, IDI may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. Any unreimbursed expenses IDI incurs with respect to Class A and Class C shares in any fiscal year can not be recovered in subsequent years. For the year ended May 31, 2002, amounts paid to the Distributor were as follows:

                                          CLASS          CLASS            CLASS
FUND                                          A              B                C
-------------------------------------------------------------------------------
Cash Reserves Fund                    $   1,001     $    3,472      $   393,535

If the Class B Plan is terminated, the Board of Directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees related to the Distributor for the year ended May 31, 2002, for Class B were as follows:

                                                                      DISTRIBUTOR'S         DISTRIBUTOR'S
                                                                          AGGREGATE          UNREIMBURSED
                                                                       UNREIMBURSED         EXPENSES AS %
                                              AMOUNT RETAINED              EXPENSES         OF NET ASSETS
FUND                                           BY DISTRIBUTOR            UNDER PLAN              OF CLASS
----------------------------------------------------------------------------------------------------------
Cash Reserves Fund - Class B Plan               $       3,371             $       0                 0.00%

IFG receives a transfer agent fee from each Class at an annual rate of $29.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb and assume certain fees and expenses incurred by the Funds for the year ended May 31, 2002. Effective June 1, 2002, IFG is entitled to reimbursement from a Fund share class that has fees and expenses voluntarily absorbed pursuant to this arrangement if such reimbursements do not cause a share class to exceed voluntary expense limitations and the reimbursement is made within three years after which IFG incurred the expense.

NOTE 3 -- TRANSACTIONS WITH AFFILIATES. Certain of the Funds' officers and directors are also officers and directors of IFG, AIM or IDI.

Each Fund has adopted an unfunded retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001.

Pension expenses for the year ended May 31, 2002 included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                                       UNFUNDED
                                                      PENSION            ACCRUED        PENSION
FUND                                                 EXPENSES      PENSION COSTS      LIABILITY
------------------------------------------------------------------------------------------------
Cash Reserves Fund                                 $    2,655        $    24,615    $    101,857
Tax-Free Money Fund                                        35              2,835           8,145
U.S. Government Money Fund                                325              2,894          11,612

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 4 -- INTERFUND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to lend cash, at rates beneficial to the Funds. During the year ended May 31, 2002, there were no such lendings for any Fund.

NOTE 5 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% beginning at time of purchase to 0.00% at the beginning of the seventh year. A 1.00% CDSC is charged by Class C for redemptions or exchanges held thirteen months or less. Shares acquired through reinvestment of dividends or other distributions are not charged a CDSC fee. The CDSC may be reduced or certain sales charge exceptions may apply. The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the year ended May 31, 2002, the Distributor received the following CDSC fees from Class A, Class B and Class C shareholders:

FUND                                         CLASS A       CLASS B       CLASS C
--------------------------------------------------------------------------------
Cash Reserves Fund                          $    324    $    2,550   $    61,172

        ----------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Money Market Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Cash Reserves Fund, INVESCO Tax-Free Money Fund and INVESCO U.S. Government Money Fund (constituting INVESCO Money Market Funds, Inc., hereafter referred to as the "Fund") at May 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2002 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
July 3, 2002

FINANCIAL HIGHLIGHTS

CASH RESERVES FUND -- INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                               YEAR ENDED MAY 31
--------------------------------------------------------------------------------------------------------------------
                                                          2002          2001         2000          1999         1998
PER SHARE DATA
Net Asset Value -- Beginning of Period             $      1.00    $     1.00   $     1.00    $     1.00   $     1.00
====================================================================================================================
INCOME AND DISTRIBUTIONS FROM
  INVESTMENT OPERATIONS
NET INVESTMENT INCOME EARNED AND
  DISTRIBUTED TO SHAREHOLDERS                             0.02          0.05         0.05          0.04         0.05
====================================================================================================================
Net Asset Value -- End of Period                   $      1.00    $     1.00   $     1.00    $     1.00   $     1.00
====================================================================================================================

TOTAL RETURN                                             1.76%         5.34%        4.87%         4.45%        4.82%

RATIOS
Net Assets -- End of Period ($000 Omitted)         $ 1,121,981    $  880,489   $  912,135    $  814,158   $  766,670
Ratio of Expenses to Average Net Assets(a)(b)            0.82%         0.90%        0.91%         0.90%        0.91%
Ratio of Net Investment Income to Average
  Net Assets(b)                                          1.76%         5.14%        4.75%         4.36%        4.76%

(a) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(b) Various expenses of the Class were voluntarily absorbed by IFG for the years ended May 31, 2001, 2000, 1999 and 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.90%, 0.94%, 0.91% and 0.93%, respectively, and ratio of net investment income to average net assets would have been 5.14%, 4.72%, 4.35% and 4.74%, respectively.

FINANCIAL HIGHLIGHTS

CASH RESERVES FUND -- CLASS A
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING TROUGHOUT EACH PERIOD)


                                                  YEAR                   PERIOD
                                                 ENDED                    ENDED
                                                MAY 31                   MAY 31
--------------------------------------------------------------------------------
                                                  2002                   2001(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period      $     1.00             $    1.00
================================================================================
INCOME AND DISTRIBUTIONS FROM
  INVESTMENT OPERATIONS
NET INVESTMENT INCOME EARNED AND
  DISTRIBUTED TO SHAREHOLDERS                     0.01                  0.02
================================================================================
Net Asset Value -- End of Period            $     1.00             $    1.00
================================================================================

TOTAL RETURN                                     1.32%                  2.43%(b)

RATIOS
Net Assets -- End of Period ($000 Omitted)  $    1,564             $        1
Ratio of Expenses to Average Net Assets(c)(d)    1.06%                  1.32%(e)
Ratio of Net Investment Income to Average
  Net Assets(d)                                  1.40%                  5.41%(e)

(a)  From August 25, 2000, since inception of Class, to May 31, 2001.

(b) Based on operations for the period shown and, accordingly, is not representative of a full year.

(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(d) Various expenses of the Class were voluntarily absorbed by IFG for the year ended May 31, 2002 and the period ended May 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.12% and 1.67% (annualized), respectively, and ratio of net investment income to average net assets would have been 1.34% and 5.06% (annualized), respectively.

(e)  Annualized

FINANCIAL HIGHLIGHTS

CASH RESERVES FUND -- CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                  YEAR                   PERIOD
                                                 ENDED                    ENDED
                                                MAY 31                   MAY 31
--------------------------------------------------------------------------------
                                                  2002                   2001(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period      $     1.00             $     1.00
================================================================================
INCOME AND DISTRIBUTIONS FROM
  INVESTMENT OPERATIONS
NET INVESTMENT INCOME EARNED AND
  DISTRIBUTED TO SHAREHOLDERS                     0.01                   0.03
================================================================================
Net Asset Value -- End of Period            $     1.00             $     1.00
================================================================================

TOTAL RETURN(b)                                  1.07%                  2.96%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)  $      409             $       63
Ratio of Expenses to Average Net Assets(d)(e)    1.52%                  1.82%(f)
Ratio of Net Investment Income to Average
  Net Assets(e)                                  0.87%                  2.99%(f)

(a)  From August 25, 2000, since inception of Class, to May 31, 2001.

(b)  The applicable CDSC fees are not included in the Total Return calculation.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(e) Various expenses of the Class were voluntarily absorbed by IFG for the year ended May 31, 2002 and the period ended May 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.65% and 1.89% (annualized) respectively, and ratio of net investment income to average net assets would have been 0.74% and 2.92% (annualized) respectively.

(f)  Annualized

FINANCIAL HIGHLIGHTS

CASH RESERVES FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                         PERIOD
                                                                          ENDED
                                              YEAR ENDED MAY 31          MAY 31
--------------------------------------------------------------------------------
                                              2002         2001          2000(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period    $   1.00      $  1.00       $  1.00
================================================================================
INCOME AND DISTRIBUTIONS FROM
  INVESTMENT OPERATIONS
NET INVESTMENT INCOME EARNED AND
  DISTRIBUTED TO SHAREHOLDERS                 0.01         0.04          0.01
================================================================================
Net Asset Value -- End of Period          $   1.00     $   1.00       $  1.00
================================================================================

TOTAL RETURN(b)                              0.96%        4.43%         1.36%(c)

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                          $ 52,233     $ 14,774       $ 4,186
Ratio of Expenses to Average Net
  Assets(d)(e)                               1.44%        1.64%         1.54%(f)
Ratio of Net Investment Income to
  Average Net Assets(e)                      1.03%        4.07%         4.73%(f)

(a)  From February 15, 2000, since inception of Class, to May 31, 2000.

(b)  The applicable CDSC fees are not included in the Total Return calculation.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(e) Various expenses of the Class were voluntarily absorbed by IFG for the year ended May 31, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.77% and ratio of net investment income to average net assets would have been 0.70%.

(f)  Annualized

FINANCIAL HIGHLIGHTS

TAX-FREE MONEY FUND -- INVESTOR CLASS
----------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                        YEAR ENDED MAY 31
----------------------------------------------------------------------------------------------------------
                                                     2002        2001        2000        1999        1998
PER SHARE DATA
Net Asset Value -- Beginning of Period           $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
=========================================================================================================
INCOME AND DISTRIBUTIONS FROM
  INVESTMENT OPERATIONS
NET INVESTMENT INCOME EARNED AND
  DISTRIBUTED TO SHAREHOLDERS                        0.01        0.03        0.03        0.03        0.03
=========================================================================================================
Net Asset Value -- End of Period                 $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
=========================================================================================================

TOTAL RETURN                                        1.22%       3.22%       2.86%       2.63%       3.03%

RATIOS
Net Assets -- End of Period ($000 Omitted)       $ 32,138    $ 36,055    $ 40,396    $ 50,697    $ 54,801
Ratio of Expenses to Average Net Assets(a)(b)       0.85%       0.86%       0.87%       0.77%       0.76%
Ratio of Net Investment Income to Average
  Net Assets(b)                                     1.21%       3.16%       2.82%       2.61%       3.01%

(a) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by the Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(b) Various expenses of the Class were voluntarily absorbed by IFG for the years ended May 31, 2002, 2001, 2000, 1999 and 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.14%, 1.17%, 1.11%, 1.02% and 1.06%, respectively, and ratio of net investment income to average net assets would have been 0.92%, 2.85%, 2.58%, 2.36% and 2.71%, respectively.

FINANCIAL HIGHLIGHTS

U.S. GOVERNMENT MONEY FUND-- INVESTOR CLASS
----------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        YEAR ENDED MAY 31
----------------------------------------------------------------------------------------------------------
                                                     2002        2001        2000        1999        1998
PER SHARE DATA
Net Asset Value -- Beginning of Period           $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
==========================================================================================================
INCOME AND DISTRIBUTIONS FROM
  INVESTMENT OPERATIONS
NET INVESTMENT INCOME EARNED AND
  DISTRIBUTED TO SHAREHOLDERS                        0.02        0.05        0.05        0.04        0.05
=========================================================================================================
Net Asset Value -- End of Period                 $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
=========================================================================================================

TOTAL RETURN                                        1.67%       5.24%       4.74%       4.36%       4.74%

RATIOS
Net Assets -- End of Period ($000 Omitted)       $ 75,720    $ 75,380    $ 86,060    $ 91,509    $ 73,918
Ratio of Expenses to Average Net Assets(a)(b)       0.85%       0.86%       0.86%       0.86%       0.87%
Ratio of Net Investment Income to Average
  Net Assets(b)                                     1.65%       5.10%       4.63%       4.28%       4.72%

(a) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(b) Various expenses of the Class were voluntarily absorbed by IFG for the years ended May 31, 2002, 2001, 2000, 1999 and 1998. If such expenses had not been absorbed, ratio of expenses to average net assets would have been 1.04%, 1.18%, 1.16%, 1.08% and 1.12%, respectively, and ratio of net investment income to average net assets would have been 1.46%, 4.78%, 4.33%, 4.06% and 4.47%, respectively.

OTHER INFORMATION


UNAUDITED

The table below provides information about each of the Independent and Interested Directors. Their affiliations represent their principal occupations.

                                                                                         NUMBER OF
                                                                                          FUNDS IN
                        POSITION(S) HELD WITH                                                 FUND
                             COMPANY, TERM OF                                              COMPLEX                    OTHER
                            OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S) OVERSEEN BY            DIRECTORSHIPS
NAME, ADDRESS AND AGE         OF TIME SERVED*                  DURING PAST FIVE YEARS*    DIRECTOR         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Fred A. Deering              Vice Chairman of      Formerly, Chairman of the Executive          47
1551 Larimer Street, #1701          the Board   Committee and Chairman of the Board of
Denver, Colorado                                     Security Life of Denver Insurance
                                                  Company and Director of ING American
Age: 74                                            Holdings Company and First ING Life
                                                        Insurance Company of New York.
                                                   Formerly, Trustee of INVESCO Global
                                                                 Health Sciences Fund.


Victor L. Andrews, Ph.D.             Director    Professor Emeritus, Chairman Emeritus          47          Director of The
34 Seawatch Drive                               and Chairman and CFO of the Roundtable                Sheffield Funds, Inc.
Savannah, Georgia                              of the Department of Finance of Georgia
                                               State University; and President Andrews
Age: 72                                         Financial Associates, Inc. (consulting
                                              firm). Formerly, member of the faculties
                                               of the Harvard Business School; and the
                                                    Sloan School of Management of MIT.

Bob R. Baker                         Director  Consultant (2000 to Present). Formerly,          47
37 Castle Pines Dr. N.                           President and Chief Executive Officer
Castle Rock, Colorado                            (1988 to 2000) of AMC Cancer Research
                                                  Center, Denver, Colorado (until Mid-
Age: 65                                           December 1988); Vice Chairman of the
                                                     Board of First Columbia Financial
                                                 Corporation, Englewood, Colorado; and
                                                   formerly, Chairman of the Board and
                                                      Chief Executive Officer of First
                                                       Columbia Financial Corporation.

Lawrence H. Budner                   Director              Trust Consultant. Formerly,          47
7608 Glen Albens Circle                               Senior Vice President and Senior
Dallas, Texas                                        Trust Officer of InterFirst Bank,
                                                                        Dallas, Texas.
Age: 72

James T. Bunch                       Director  Principal and Founder of Green, Manning          47
3600 Republic Plaza              (since 2000)  & Bunch Ltd., Denver, Colorado (1988 to
370 Seventeenth Street                             Present); Director and Secretary of
Denver, Colorado                              Green, Manning & Bunch Securities, Inc.;
                                                    and Director and Vice President of
Age: 59                                             Western Golf Association and Evans
                                                Scholars Foundation. Formerly, General
                                                   Counsel and Director of Boettcher &
                                                Company Denver, Colorado; and formerly
                                               Chairman and Managing Partner of Davis,
                                                    Graham & Stubbs, Denver, Colorado.

OTHER INFORMATION


UNAUDITED

                                                                                         NUMBER OF
                                                                                          FUNDS IN
                        POSITION(S) HELD WITH                                                 FUND
                             COMPANY, TERM OF                                              COMPLEX                    OTHER
                            OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S) OVERSEEN BY            DIRECTORSHIPS
NAME, ADDRESS AND AGE         OF TIME SERVED*                  DURING PAST FIVE YEARS*    DIRECTOR         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Gerald J. Lewis                      Director Chairman of Lawsuit Resolution Services,          47      Director of General
701 "B" Street                   (since 2000) San Diego, California (1987 to Present).                Chemical Group, Inc.,
Suite 2100                                          Formerly, Associate Justice of the                         Hampdon, New
San Diego, California                                 California Court of Appeals; and                   Hampshire (1996 to
                                                         of Counsel, Latham & Watkins,                Present). Director of
Age: 68                                          San Diego, California (1987 to 1997).                         Wheelabrator
                                                                                                        Technologies, Inc.;
                                                                                                    Fisher Scientific, Inc;
                                                                                                      Henley Manufacturing,
                                                                                                       Inc.; and California
                                                                                                   Coastal Properties, Inc.

John W. McIntyre                     Director   Retired. Trustee of Gables Residential          47
Piedmont Center Suite 100                      Trust. Trustee and Chairman of the J.M.
Atlanta, Georgia                               Tull Charitable Foundation; Director of
                                                     Kaiser Foundation Health Plans of
Age: 71                                       Georgia, Inc. Formerly, Vice Chairman of
                                                the Board of Directors of The Citizens
                                                 and Southern Corporation and Chairman
                                              of the Board and Chief Executive Officer
                                                  of The Citizens and Southern Georgia
                                                      Corporation and The Citizens and
                                                     Southern National Bank. Formerly,
                                                      Trustee of INVESCO Global Health
                                               Sciences Fund and Trustee of Employee's
                                                   Retirement System of Georgia, Emory
                                                                           University.

Larry Soll, Ph. D.                   Director       Retired. Formerly, Chairman of the          47     Director of Synergen
2358 Sunshine Canyon Dr.         (since 1997)   Board  (1987 to 1994), Chief Executive                  since incorporation
Boulder, Colorado                              Officer (1982 to 1989 and 1993 to 1994)                    in 1982; Director
                                              and President (1982 to 1989) of Synergen             of Isis Pharmaceuticals,
Age: 60                                          Inc.; and formerly Trustee of INVESCO                                 Inc.
                                                          Global Health Sciences Fund.

OTHER INFORMATION


UNAUDITED

                                                                                         NUMBER OF
                                                                                          FUNDS IN
                        POSITION(S) HELD WITH                                                 FUND
                             COMPANY, TERM OF                                              COMPLEX                    OTHER
                            OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S) OVERSEEN BY            DIRECTORSHIPS
NAME, ADDRESS AND AGE         OF TIME SERVED*                  DURING PAST FIVE YEARS*    DIRECTOR         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS AND OFFICERS

These directors are "interested persons" of IFG as defined in the Act, and they are interested persons by virtue of the fact that he/she is an officer or director of IFG, IDI or an affiliate of IFG.

Mark H. Williamson            President(1998-         Chief Executive Officer, Managed          47          Chairman of the
4350 South Monaco Street         2001); Chief          Products Division, AMVESCAP PLC                     Board of INVESCO
Denver, Colorado            Executive Officer       (2001 to Present); Chief Executive                    Funds Group, Inc.
                              (1998-Present);       Officer INVESCO Funds Group, Inc.;                          and INVESCO
Age: 51                       and Chairman of      and Chief Executive Officer INVESCO                   Distributors, Inc.
                             the Board (since             Distributors, Inc. Formerly,
                                        1999)        President of INVESCO Funds Group,
                                                            Inc., President of INVESCO
                                                   Distributors, Inc., Chief Operating
                                                  Officer and Chairman of the Board of
                                                  INVESCO Global Health Sciences Fund;
                                                  Chairman and Chief Executive Officer
                                                    of NationsBanc Advisors, Inc.; and
                                                  Chairman of NationsBanc Investments,
                                                                                  Inc.

Raymond R. Cunningham          Vice President    President and Chief Operating Officer          47      Director of INVESCO
4350 South Monaco Street         and Director            of INVESCO Funds Group, Inc.;                    Funds Group, Inc.
Denver, Colorado                 (since 2001)       President of INVESCO Distributors,                          and INVESCO
                                                  Inc. Formerly, Senior Vice President                    Distributors, Inc.
Age: 51                                              of INVESCO Funds Group, Inc., and
                                                  Senior Vice President of GT Global -
                                                         North America (1992 to 1998).

Richard W. Healey                    Director         Senior Vice President of INVESCO          46      Director of INVESCO
4350 South Monaco Street         (since 2000)           Funds Group, Inc.; Senior Vice                    Funds Group, Inc.
Denver, Colorado                                    President of INVESCO Distributors,                          and INVESCO
                                                  Inc. Formerly, Senior Vice President                   Distributors, Inc.
Age: 47                                          of GT Global - North America (1996 to
                                                    1998) and The Boston Company (1993
                                                                             to 1996).

Glen A. Payne                       Secretary           Senior Vice President, General
4350 South Monaco Street                              Counsel and Secretary of INVESCO
Denver, Colorado                                        Funds Group, Inc.; Senior Vice
                                                      President, Secretary and General
Age: 54                                          Counsel of INVESCO Distributors, Inc.
                                                 Formerly, Secretary of INVESCO Global
                                                 Health Sciences Fund; General Counsel
                                                     of INVESCO Trust Company (1989 to
                                                         1998); and employee of a U.S.
                                                        regulatory agency, Washington,
                                                                  D.C. (1973 to 1989).

OTHER INFORMATION


UNAUDITED

                                                                                         NUMBER OF
                                                                                          FUNDS IN
                        POSITION(S) HELD WITH                                                 FUND
                             COMPANY, TERM OF                                              COMPLEX                    OTHER
                            OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S) OVERSEEN BY            DIRECTORSHIPS
NAME, ADDRESS AND AGE         OF TIME SERVED*                  DURING PAST FIVE YEARS*    DIRECTOR         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

Ronald L. Grooms             Chief Accounting     Senior Vice President, and Treasurer                Director of INVESCO
4350 South Monaco Street       Officer, Chief    INVESCO Funds Group, Inc.; and Senior                  Funds Group, Inc.
Denver, Colorado            Financial Officer  Vice President and Treasurer of INVESCO                        and INVESCO
                                and Treasurer   Distributors, Inc. Formerly, Treasurer                 Distributors, Inc.
Age: 55                                         and Principal Financial and Accounting
                                                      Officer of INVESCO Global Health
                                              Sciences Fund; and Senior Vice President
                                                and Treasurer of INVESCO Trust Company
                                                                       (1988 to 1998).

William J. Galvin, Jr.    Assistant Secretary      Senior Vice President and Assistant                Director of INVESCO
4350 South Monaco Street                      Secretary INVESCO Funds Group, Inc.; and                  Funds Group, Inc.
Denver, Colorado                                   Senior Vice President and Assistant                        and INVESCO
                                                  Secretary INVESCO Distributors, Inc.                 Distributors, Inc.
Age: 45                                       Formerly, Trust Officer of INVESCO Trust
                                                               Company (1995 to 1998).

Pamela J. Piro            Assistant Treasurer   Vice President and Assistant Treasurer
4350 South Monaco Street                             of INVESCO Funds Group, Inc.; and
Denver, Colorado                                        Assistant Treasurer of INVESCO
                                                Distributors, Inc. Formerly, Assistant
Age: 41                                                 Vice President (1996 to 1997).

Tane T. Tyler             Assistant Secretary     Vice President and Assistant General
4350 South Monaco Street         (since 2002)     Counsel of INVESCO Funds Group, Inc.
Denver, Colorado

Age: 36

* Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available, without charge, upon request. To obtain a free copy of the current SAI, call 1-800-525-8085.

OTHER INFORMATION

UNAUDITED

On February 19, 2002, a special meeting of the shareholders of the INVESCO Money Market Funds, Inc. was held at which the thirteen directors identified below were elected and the approval of a new sub-advisory agreement between INVESCO Funds Group, Inc. and AIM Capital Management, Inc. (Proposal 1) were ratified. The Following is a report of the votes cast:

                                                                  WITHHELD/
NOMINEE/PROPOSAL                             FOR      AGAINST       ABSTAIN            TOTAL
--------------------------------------------------------------------------------------------
Mark H. Williamson                   585,186,901   29,574,001            --      614,760,902
Fred A. Deering                      585,434,679   29,326,223            --      614,760,902
Dr. Victor L. Andrews                585,428,634   29,332,268            --      614,760,902
Bob R. Baker                         585,778,351   28,982,551            --      614,760,902
Charles W. Brady                     585,201,151   29,559,751            --      614,760,902
Lawrence H. Budner                   585,639,341   29,121,561            --      614,760,902
James T. Bunch                       585,628,918   29,131,984            --      614,760,902
Raymond R. Cunningham                585,313,010   29,447,892            --      614,760,902
Dr. Wendy L. Gramm                   581,907,825   32,853,077            --      614,760,902
Richard W. Healey                    586,216,087   28,544,815            --      614,760,902
Gerald J. Lewis                      585,546,752   29,214,150            --      614,760,902
John W. McIntyre                     585,424,802   29,336,100            --      614,760,902
Dr. Larry Soll                       585,790,135   28,970,767            --      614,760,902

Proposal 1                           571,134,524   27,779,940     15,846,438     614,760,902

GO PAPERLESS(TM)


WANT A FASTER, MORE EFFICIENT WAY TO KEEP TRACK OF YOUR INVESTMENTS?

You can arrange to have many of the investment materials we regularly send you, such as statements, fund prospectuses and fund reports, sent to you via email. eDelivery is faster than traditional mail delivery, and more convenient, because you can access these materials when you want to from your computer. It's a great way to simplify your life and decrease the volume of mail you receive.

o  IF YOU HOLD YOUR SHARES DIRECTLY WITH INVESCO, TO SIGN UP:

        1.  GO TO WWW.INVESCOFUNDS.COM.

        2. IF YOU'RE NOT ALREADY REGISTERED, COMPLETE THE SIMPLE REGISTRATION PROCESS.

        3.  THEN GO TO "YOUR ACCOUNT" AND LOG IN WITH YOUR LOG-IN ID AND
            PASSWORD.

        4.  GO TO "MAINTENANCE."

        5.  CLICK ON "EDELIVERY."

        6. FOLLOW THE EASY INSTRUCTIONS TO SELECT EDELIVERY OF STATEMENTS, PROSPECTUSES, ANNUAL REPORTS, ETC.

Once all of the shareholders in your home have signed up and agreed to eDelivery, your household will be truly paperless.* And if you change your mind later, you can always unsubscribe. It's that simple.

If  you  have  any  questions,   please  call  one  of  our  representatives  at
800.675.1705 or e-mail us at GOPAPERLESS@INVESCOFUNDS.COM.

o IF YOU INVEST THROUGH A FUND SUPERMARKET OR A FINANCIAL ADVISOR, PLEASE CONTACT THEM DIRECTLY TO FIND OUT THEIR PAPERLESS OPTIONS.

FOR  MORE  COMPLETE   INFORMATION,   INCLUDING   MANAGEMENT  FEES,  GENERAL  AND
FUND-SPECIFIC   INVESTMENT  RISKS,  AND  EXPENSES,  CALL  1-800-525-8085  FOR  A
PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

*YOU MAY RECEIVE BOTH ELECTRONIC AND PAPER COPIES OF YOUR DOCUMENTS FOR A SHORT TIME FOLLOWING YOUR REGISTRATION.



[INVESCO ICON] INVESCO(R)

INVESCO DISTRIBUTORS, INC.,(SM)
DISTRIBUTOR

1242  7/02

INVESCO'S FAMILY OF FUNDS

No single mutual fund constitutes an entire savings plan. Consult your financial advisor about allocating your portfolio across several funds with different objectives and styles. This strategy may help reduce your risk, while potentially enhancing your returns.

STOCK*

Core Equity
Dynamics
Growth
Growth & Income
INVESCO Endeavor**
Mid-Cap Growth
Small Company Growth**
S&P 500 Index Fund
Value Equity

BOND*

High Yield***
Select Income***
Tax-Free Bond^
U.S. Government Securities^^

COMBINATION STOCK & BOND*

Balanced
Total Return

SECTOR+

Energy
Financial Services
Gold & Precious Metals
Health Sciences
Leisure
Real Estate Opportunity
Technology
Telecommunications
Utilities

ADVANTAGEOo*

Advantage**
Advantage Global Health Sciences

GLOBAL & INTERNATIONAL#

European
Global Growth
International Blue Chip Value

MONEY MARKET~

Cash Reserves
Tax-Free Money Fund^
U.S. Government Money Fund^^
Treasurer's Money Market Reserve Fund
Treasurer's Tax-Exempt Reserve Fund^

FOR  MORE  COMPLETE   INFORMATION,   INCLUDING   MANAGEMENT  FEES,  GENERAL  AND
FUND-SPECIFIC   INVESTMENT  RISKS,  AND  EXPENSES,  CALL  1-800-525-8085  FOR  A
PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

*At any given time, the funds may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The funds are not limited with respect to the sectors in which they can invest.

**Investing in small-cap companies may entail greater risks because the security
prices  of  small   companies   tend  to  fluctuate  more  rapidly  than  large,
well-established companies.

***Although they have higher return potential, high yield bonds are also subject to greater risks, including the risk of default, compared to higher-rated securities.

^Income may be subject to state or local taxes, as well as the federal Alternative Minimum Tax.

^^An investment in the fund is neither backed nor guaranteed by the U.S. government.

+Sector funds may experience greater short-term price volatility than more diversified equity funds, and are most suitable for the aggressive portion of an investment portfolio.

oThere are a number of risks associated with these funds. Please read the prospectus carefully.

#International investing is subject to special risks, including currency exchange rate fluctuations, as well as differences in accounting and securities regulations.

~An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


[INVESCO ICON] INVESCO(R)

INVESCO Distributors, Inc.,(SM)
Distributor

1241  7/02

[INVESCO ICON]  INVESCO(R)

1-800-525-8085

Personal Account Line: 1-800-424-8085
Advisor Services: 1-800-6-INVESCO
invescofunds.com

INVESCO Distributors, Inc. (SM), Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.